Exhibit 99.8


MBNA MASTER CREDIT CARD TRUST II SERIES 1995-D

KEY PERFORMANCE FACTORS
March 31, 1997



        Expected B Maturity                         7/17/00


        Blended Coupon                               6.2091%


        Excess Protection Level
        3 Month Average   5.12%
          March, 1997   5.96%
          February, 1997   5.49%
          January, 1997   3.93%


        Cash Yield                                  17.84%


        Investor Charge Offs                         4.50%


        Base Rate                                    7.37%


        Over 35 Day Delinquency                      4.55%


        Seller's Interest                           12.97%


        Total Payment Rate                          12.55%


        Total Principal Balance                     $24,979,151,243.99


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $3,239,523,725.50